                                                                     Exhibit 3.9

                           ARTICLES OF INCORPORATION

                                      OF

                                SCOTT TPI, Inc.

                                   * * * * *


          The undersigned natural person of the age of eighteen years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:

                                  ARTICLE ONE

          The name of the corporation is

                                SCOTT TPI, Inc.

                                  ARTICLE TWO

          The period of its duration is perpetual.

                                 ARTICLE THREE

          The purpose or purposes for which the corporation is organized are:

          To engage in the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

                                 ARTICLE FOUR

          The aggregate number of shares which the corporation shall have authority to issue is One Hundred (100) of the par value of Ten Dollars ($10.00) each.

                                 ARTICLE FIVE

          The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done or property actually received, which sum is not less than One Thousand Dollars ($1,000).

                                  ARTICLE SIX

     The street address of its initial registered office is 1601 Elm Street, c/o C T Corporation System, Dallas, Texas 75201, and the name of its initial registered agent at such address is C T CORPORATION SYSTEM.

                                 ARTICLE SEVEN

     The number of directors of the corporation may be fixed by the by-laws.

     The number of directors constituting the initial board of directors in One
(1), and the name and address of each person who is to serve as director until the first annual meeting of the shareholders or until a successor is elected and qualified are:

             NAME                                    ADDRESS
             ----                                    -------
  Ellis A. Horwitz                              c/o Scott Paper Company
                                                Scott Plaza
                                                Philadelphia, PA 19113


                                 ARTICLE EIGHT

     The name and address of the incorporator is:

             NAME                                    ADDRESS
             ----                                    -------
  Delanie M. Lundgren                           1212 Guadalupe, Suite 102
                                                Austin, TX  78701

        IN WITNESS WHEREOF, I have hereunto set my hand, this 4th day of October, 1988.


                                        /s/ Delanie M. Lundgren
                                        --------------------------------
                                        DELANIE M. LUNDGREN

STATE OF Texas          )
                        )    ss:
COUNTY OF Travis        )


        I, Sheila Waller, a notary public, do hereby certify that on this 4th day of October, 1988, personally appeared before me, Delanie M. Lundgren, who being by me first duly sworn, severally declared that they are the person who signed the foregoing document as incorporator, and that the statements therein contained are true.



                                        /s/ Sheila Waller
                                        --------------------------------
                                                Notary Public

(NOTARIAL SEAL)                                 SHEILA WALLER
                                        Notary Public for the State of Texas
                                        My Commission expires 7-3-89
                                                             -------

                             ARTICLES OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                                      OF

                                SCOTT TPI, INC.


        Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

        ARTICLE ONE.  The name of the corporation is SCOTT TPI, INC.

        ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on November 14, 1988.

        Article One of the Articles of Incorporation is hereby amended so as to read as follows:

                                 "ARTICLE ONE
                        The name of the corporation is
                             Scott Polymers, Inc."

        ARTICLE THREE. The number of shares of the corporation outstanding at the time of such adoption was 100 Common Shares; and the number of shares entitled to vote thereon was 100 Common Shares.

        ARTICLE FOUR. The holders of all the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment.

        ARTICLE FIVE. The manner of exchange, reclassification or cancellation of issued shares is unaffected by the amendment.

        ARTICLE SIX.  The stated capital is unaffected by the amendment.



        Dated:  November 14, 1988.
                         --


                                                SCOTT TPI, INC.


                                                By  [SIGNATURE APPEARS HERE]
                                                    -------------------------
                                                          Vice President

To the Secretary of State
   of the State of Texas:


     C T Corporation System, as the registered agent for the domestic and foreign corporations named on the attached list submits the following statement for the purpose of changing the registered office for such corporations, in the State of Texas:

1.   The name of the corporation is              See attached list
                                    --------------------------------------------

2.   The post office address of its present registered office is    c/o  C T
                                                                 ---------------
           CORPORATION SYSTEM, 1601 ELM STREET, DALLAS, TEXAS 75201
     ---------------------------------------------------------------------------

3.   The post office address to which its registered office is to be changed is

       c/o C T CORPORATION SYSTEM, 350 N. ST. PAUL STREET, DALLAS, TEXAS 75201
     ---------------------------------------------------------------------------

4.   The name of its present registered agent is      C T CORPORATION SYSTEM
                                                 -------------------------------

5.   The name of its successor registered agent is    C T CORPORATION SYSTEM
                                                   -----------------------------

6. The post office address of its registered office and the post office address of the business office of its registered agent, as changed, will be identical.

7. Notice of this change of address has been given in writing to each corporation named on the attached list 10 days prior to the date of filing of this certificate.


Dated July 2, 1990.
     -------


                                                       C T CORPORATION SYSTEM
                                                    ----------------------------
                                                 By   [SIGNATURE APPEARS HERE]
                                                    ----------------------------
                                                        Its Vice President
                                                           ------

                         ARTICLES OF AMENDMENT TO THE
                         ARTICLES OF INCORPORATION OF
                             SCOTT POLYMERS, INC.


        Pursuant to Article 4.04 of the Texas Business Corporation Act, the undersigned corporation (the "corporation") hereby adopts the following Articles of Amendment to its Articles of Incorporation:

                                  ARTICLE ONE
                                  -----------

        The name of the corporation is Scott Polymers, Inc.

                                  ARTICLE TWO
                                  -----------

        The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on July 1, 1994. The name of the corporation is hereby changed to "StyroChem International, Inc." by amending Article One of the corporation's Articles of Incorporation to read in its entirety as follows:

        "The name of the corporation is StyroChem International, Inc."

                                 ARTICLE THREE
                                 -------------

        The number of shares of the corporation outstanding and entitled to vote at the time of adoption of the foregoing amendment was 100. The holders of all of the shares outstanding and entitled to vote on said amendment have signed a consent in writing pursuant to Article 9.10 adopting said amendment and any written notice required by Article 9.10 has been given or waived.

        IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of July 28, 1994.

                                      SCOTT POLYMERS, INC.



                                      By:  /s/ Richard Davidovich
                                           -------------------------------------
                                           Richard Davidovich, President

                            ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                         STYROCHEM INTERNATIONAL, INC.

     Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     ARTICLE ONE.    The name of the corporation is StyroChem International,
Inc.

     ARTICLE TWO.    The following amendment to the Articles of Incorporation
was adopted by the shareholders of the corporation on November 4, 1997. The name of the corporation is hereby changed to "StyroChem U.S., Inc." by amending Article One of the corporation's Articles of Incorporation to read in its entirety as follows:

           "The name of the corporation is StyroChem U.S., Inc."

     ARTICLE THREE. The number of shares of the corporation outstanding and entitled to vote at the time of adoption of the foregoing amendment was 10. The holders of all of the shares outstanding and entitled to vote on said amendment have signed a consent in writing pursuant to Article 9.10 adopting said amendment and any written notice required by Article 9.10 has been given or waived.

     IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of November 5, 1997.


                                            STYROCHEM INTERNATIONAL, INC.


                                            By: /s/ Michael T. Kennedy
                                               ------------------------------
                                               Michael T. Kennedy, President